UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A
                                 CURRENT REPORT
                                 Date of report
                                February 22, 2002
                        (date of earliest event reported)

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Global Business Services, Inc.
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             (Exact name of Registrant as specified in its charter)

  Delaware                                                65-0963621
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(State or other jurisdiction of                (IRS Employer Identification No.)
incorporation or organization)


213 S. Robertson Boulevard, Beverly Hills, CA                      90211
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(Address of principal executive offices)                         (zip code)

                                 (310) 288-4585
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                         (Registrant's telephone number)

This filing is to amend the 8K/A filed 05/08/2002 rectifying the failure of the company to obtain permission from the auditors to use their work in such filing prior to filing. The Exhibit attached hereto rectifies this oversight.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     7    (c) Exhibits.

     23. Consent of Loral International, CPA & Advisor, LLC (a/k/a Dickson V. Lee, Certified Public Accountants, LLC) dated June 29, 2002.


                                   SIGNATURES

     In accordance with the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto authorized.



Dated: 07/02/2002                                 GLOBAL BUSINESS SERVICES, INC.



                                              By /s/ Seth Horn
                                              ----------------------------------

                                              SETH HORN, CHIEF FINANCIAL OFFICER